UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 23, 2017

EAST WEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24939	95-4703316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101
(Address of principal executive offices) (Zip code)

(626) 768-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 23, 2017, East West Bancorp, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved the adoption of the 2017 Performance-Based Bonus Plan, as amended (the “Amended Bonus Plan”). The Amended Bonus Plan had previously been approved by the Compensation Committee of the Company’s Board of Directors on March 2, 2017, subject to stockholder approval. Upon approval by the Company’s stockholders, the Amended Bonus Plan became effective and replaced the Company’s 2012 Performance-Based Bonus Plan. The Company’s Amended Bonus Plan, includes the following material changes:

•	To add additional permissible metrics for the establishment of performance goals;

•	To make certain conforming changes consistent with Internal Revenue Code requirements; and

•	To align the definitions in the Amended Bonus Plan with those used in the Company’s 2016 Stock Incentive Plan approved by stockholders last year.

The provisions of the Amended Bonus Plan are described in the Company’s 2017 Proxy Statement filed with the U.S. Securities and Exchange Commission on April 19, 2017, which description is incorporated herein by reference. A copy of the Amended Bonus Plan was included as Exhibit A to the Company’s 2017 Proxy Statement and is incorporated by reference as Exhibit 10.1 to this Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following are the voting results of each matter submitted to the Company’s stockholders at the Annual Meeting. The proposals below are described in detail in the Company’s 2017 Proxy Statement. At the Annual Meeting, the Company’s stockholders (1) elected all nine of the directors nominated by the Board of Directors; (2) approved the advisory vote on executive compensation; (3) approved on an advisory basis to have future votes on named executives’ compensation on an annual basis; (4) approved the Company’s 2017 Performance-Based Bonus Plan, as amended; and (5) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2017.

1.	Stockholders elected the nine director nominees named in the 2017 Proxy Statement. All director nominees received at least 95% of the votes cast.

	Votes Cast For	Withheld	Votes Abstained	Broker Non-Votes
Molly Campbell	121,719,840	87,944	N/A	13,073,966
Iris S. Chan	121,716,601	91,183	N/A	13,073,966
Rudolph I. Estrada	121,306,781	501,003	N/A	13,073,966
Paul H. Irving	121,620,416	187,368	N/A	13,073,966
Herman Y. Li	120,462,102	1,345,682	N/A	13,073,966
Jack C. Liu	120,183,059	1,624,725	N/A	13,073,966
Dominic Ng	119,996,895	1,810,889	N/A	13,073,966
Keith W. Renken	120,224,883	1,582,901	N/A	13,073,966
Lester M. Sussman	121,709,819	97,965	N/A	13,073,966

2.	In a non-binding advisory vote regarding executive compensation as disclosed in the 2017 Proxy Statement, the votes were as follows:

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
120,424,966	1,121,248	261,570	13,073,966

3.	In a non-binding advisory vote regarding the frequency of stockholder “say-on-pay” as disclosed in the 2017 Proxy Statement, the votes were as follows:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
107,271,623	188,745	14,089,653	257,763	13,073,966
Based on the voting results for this proposal approving an annual advisory vote on executive compensation (“say-on-pay”), the Company’s Board of Directors affirmed its recommendation and elected at this time to hold future say-on-pay votes on an annual basis, until the next shareholder vote on the frequency of future say-on-pay votes.

4.	Stockholders approved the Company’s Amended Bonus Plan, as disclosed in the 2017 Proxy Statement. The votes were as follows:

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
120,407,894	1,222,052	177,838	13,073,966

5.	Stockholders ratified the appointment of KPMG LLP as the Company’s independent register public accounting firm for its fiscal year ending December 31, 2017:

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
134,307,038	511,559	63,153	—

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit
10.1
East West Bancorp Inc.’s 2017 Performance-Based Bonus Plan, as amended. Incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 19, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAST WEST BANCORP, INC.

Date: May 25, 2017	By: /s/ Douglas P. Krause
Douglas P. Krause, Esq. Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description
10.1
East West Bancorp Inc.’s 2017 Performance-Based Bonus Plan, as amended. Incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 19, 2017.

5